BlackRock World Income Fund, Inc.
(the “Fund”)

Supplement dated June 6, 2011
to the Prospectus and Statement of Additional Information,
dated April 29, 2011

Effective June 1, 2011, the Fund’s Prospectus and Statement of Additional Information are amended as set forth below:

The third row of the table following the third paragraph in the section entitled “Management of the Funds—BlackRock,” in the Fund’s current Prospectus is deleted and the following is inserted after the table:

BlackRock receives a fee for its services to World Income Fund at the annual rate as follows:

Rate of Management Fee
Average Daily Net Assets

Not exceeding $1 billion	0.60%
In excess of $1 billion but not more than $3 billion	0.56%
In excess of $3 billion but not more than $5 billion	0.54%
In excess of $5 billion but not more than $10 billion	0.52%
In excess of $10 billion	0.51%

The first sentence in the section entitled “Management and Advisory Arrangements,” in the Fund’s current Statement of Additional Information is deleted and replaced with the following:

The Fund has entered into an investment advisory agreement with the Manager (the “Management Agreement”), pursuant to which the Manager receives as compensation for its services to the Fund, a fee with respect to the Fund at the end of each month at the rates described below.

Rate of Management Fee
Average Daily Net Assets

Not exceeding $1 billion	0.60%
In excess of $1 billion but not more than $3 billion	0.56%
In excess of $3 billion but not more than $5 billion	0.54%
In excess of $5 billion but not more than $10 billion	0.52%
In excess of $10 billion	0.51%

Prior to June 1, 2011, the Fund paid the Manager at an annual rate equal to 0.60% of the Fund’s average daily net assets.

Shareholders should retain this Supplement for future reference.

Code: PR&SAI-16102-0611SUP